SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 14, 2003
                         CITADEL SECURITY SOFTWARE INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                          000-33491                   75-2873882

(STATE OR OTHER            (COMMISSION FILE NUMBER)           (IRS EMPLOYER
JURISDICTION OF                                               IDENTIFICATION
INCORPORATION)                                                NUMBER)

           8750 N. CENTRAL EXPRESSWAY, SUITE 100, DALLAS, TEXAS 75231

              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 520-9292


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDIDITION

On November 13, 2003, the registrant issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is attached as exhibit 99.1 hereto and is incorporated by reference herein. This information in the press release is being furnished under item 12

This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Exhibit 99.1 Press Release dated November 13, 2003 of the Registrant.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Citadel Security Software Inc.
(Registrant)


By:  /s/  RICHARD CONNELLY
     ---------------------
          Richard Connelly
          Chief Financial Officer

Dated as of November 14, 2003


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